EXHIBIT 99.2

Pro forma financial information.

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JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Introduction

On March 6, 2019, Jin Wan Hong International Holding Limited (the “Company”) entered into a Share Exchange Agreement with Jin Wan Hong (BVI) International Holdings Limited (“Jin Wan Hong (BVI)”), the holding company for Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. (“Jin Wan Hong Industrial”).  Pursuant to the Share Exchange Agreement, the Company agreed to issue an aggregate of 67,000,000 shares of its common stock to the shareholders of Jin Wan Hong (BVI) in exchange for 100% of the issued and outstanding equity of Jin Wan Hong (BVI). On the same day, March 6, 2019, the Company, Century Wanhong (Shenzhen) Holding Ltd. (“Century Wanhong”) and its shareholders, and Shenzhen Qianhai Jinwanhong Holdings Ltd. (“Shenzhen Qianhai”), the holding company of Jin Wan Hong Industrial, entered into a series of contractual arrangements, including Exclusive Management Consulting and Service Agreement, Powers of Attorney, Exclusive Option Agreement, and Equity Pledge Contract, (collectively, the “VIE Agreements”). On July 15, 2019, the Share Exchange Agreement and VIE Agreements were consummated. As a result of the share exchange, Jin Wan Hong (BVI) became a 100% wholly-owned subsidiary of the Company.  At the same time, the Company gained control over Jin Wang Hong Industrial, a P.R. China company, through the VIE Agreements. Jin Wang Hong Industrial is engaged in the packaging, distribution and sale of teas and other tea related products in China. The Share Exchange Agreement is being accounted for as a reverse merger.

The following unaudited pro forma combined financial statements reflect the combination of the historical results of the Company and its subsidiaries and Jin Wang Hong Industrial, on a pro forma basis to give effect to the reverse merger (the “Transaction”).

The unaudited pro forma combined balance sheet of the combined company is based on the historical balance sheet of the Company and its subsidiaries as of May 31, 2019 and Jin Wang Hong Industrial as of June 30, 2019, as if the Transaction had occurred on June 30, 2019, and includes preliminary adjustment to reflect the events that are directly attributable to the Transaction and factually supportable.

The unaudited pro forma combined statement of comprehensive income for the year ended June 30, 2019 is based on (i) the statement of operations of the Company and its subsidiaries for the year ended May 31, 2019, and (ii) the historical statements of comprehensive income of Jin Wang Hong Industrial for the year ended June 30, 2019. The aforementioned unaudited pro forma combined statements of comprehensive loss have been prepared assuming the Transactions closed on July 1, 2018.

The pro forma adjustments are preliminary and are based upon available information and certain assumptions, described in the accompanying notes to the unaudited pro forma combined financial information that management believes are reasonable under the circumstances. Actual results may differ materially from the unaudited pro forma combined financial information (including the assumptions within the accompanying unaudited pro forma combined financial information).

These unaudited pro forma combined financial statements should be read in conjunction with the Company’s historical financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2019, and the historical financial statements of Jin Wang Hong Industrial for the years ended June 30, 2019 and 2018 contained in this Form 8-K.

F-2

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2019

	Jin Wan Hong International Holdings Limited and Subsidiaries	Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd.	Foot Note	Pro Forma Adjustments	Pro Forma Combined

Assets
Current assets:
Cash and cash equivalents	$-	$34,524		$-	$34,524
Accounts receivable		3,871			3,871
Advances to supplier		27,071			27,071
Advances to supplier - related party		425,345			425,345
Inventories, net		2,961,986			2,961,986
Amounts due from related parties		105,915			105,915
Other current assets		23,534			23,534
Total current assets	-	3,582,246		-	3,582,246
Intangible assets, net		44,793			44,793
Fixed assets, net		12,949			12,949
Total assets	$-	$3,639,988		$-	$3,639,988
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	42,351	119,515			161,866
Advances from customers		5,742			5,742
Amounts due to related parties	147,735	2,391,994			2,539,729
Other current liabilities		75,414			75,414
Total current liabilities	190,086	2,592,665		-	2,782,751
Stockholders’ equity
Common Stock	8,100		{a}	67,000	75,100
Additional Paid in capital	30,600		{a}	(67,000)	4,251,996
			{b}	(228,786)
			{c}	4,517,182
Paid in capital		4,517,182	{c}	(4,517,182)	-
Accumulated deficit	(228,786)	(3,304,368)	{b}	228,786	(3,304,368)
Accumulated other comprehensive income		(165,491)			(165,491)
Total stockholders’ equity	(190,086)	1,047,323		-	857,237
Total liabilities and stockholders’ equity	$-	$3,639,988		$-	$3,639,988

See accompanying notes to unaudited pro forma combined financial statements.

F-3

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
UNAUDITED PRO FORMA COMBINED STATEMENT OF COMPREHENSIVE LOSS
FOR THE YEAR ENDED JUNE 30, 2019

	Jin Wan Hong International Holdings Limited and Subsidiaries	Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd.	Foot Note	Por Forma Adjustments	Por Forma Combined
Revenue	$-	$2,050,823		$-	$2,050,823
Cost of revenue		1,902,968			1,902,968
Gross profit	-	147,855		-	147,855
Selling expense		288,876			288,876
General and administrative expenses	130,805	1,199,824			1,330,629
Bad debt expense - related party		100,491			100,491
Total operating expenses	130,805	1,589,191		-	1,719,996
Income loss from operations	(130,805)	(1,441,336)		-	(1,572,141)
Other loss		(11,840)			(11,840)
Interest income		730			730
Income (Loss) before tax	(130,805)	(1,452,446)		-	(1,583,251)
Income tax expense		-			-
Net Loss	(130,805)	(1,452,446)		-	(1,583,251)
Other Comprehensive Loss:
Foreign currency translation adjustment		(84,470)			(84,470)
Comprehensive loss	$(130,805)	$(1,536,916)		$-	$(1,667,721)
Net Loss Per Common Share:
Net loss per common share - basic and diluted	$(0.02)				$(0.02)
Weighted average shares outstanding:
Basic and diluted	8,100,000		{a}	67,000,000	75,100,000

See accompanying notes to unaudited pro forma combined financial statements.

F-4

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma combined balance sheet as of June 30, 2019 combines the historical balance sheet of the Company and its subsidiaries as of May 31, 2019 and Jin Wang Hong Industrial as of June 30, 2019 as if the Transactions had occurred on June 30, 2019. The unaudited pro forma combined statement of comprehensive loss for the year ended June 30, 2019 combines the historical statement of operations of the Company and the statement of comprehensive loss of Jin Wang Hong Industrial, have been prepared as if the Transaction had closed on July 1, 2018. The unaudited pro forma combined financial statements have also been adjusted to give effect to pro forma events that are directly attributable to the Transaction, factually supportable and expected to have a continuing impact on the combined results.

The unaudited pro forma combined financial information was prepared in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. Both the Company and Jin Wang Hong Industrial are controlled by the same shareholder. After the Transaction, the Company and its subsidiaries gained control over Jin Wang Hong Industrial through a series of VIE agreements.

The Transaction is accounted for as a reverse acquisition (“Reverse Merger”), and the business of Jin Wang Hong Industrial became the business of the Company. At the time of the Reverse Merger, the Company was not engaged in any active business. Pursuant to Securities and Exchange Commission (“SEC”) rules, the merger or acquisition of a private operating company into a non-operating public shell with nominal net assets is considered a capital transaction in substance, rather than a business combination. Therefore, the acquisition of Jin Wang Hong Industrial was accounted for as a recapitalization effected by VIE agreements, wherein Jin Wang Hong Industrial is considered the acquirer for accounting and financial reporting purposes with no adjustment to the historical basis of its assets and liabilities. Accordingly, all of the Jin Wang Hong Industrial assets acquired and liabilities assumed in this business combination are recognized at their acquisition-date carrying amounts.

The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

2. Pro Forma Adjustment

The unaudited combined pro forma balance sheet as of June 30, 2019, gives effect to: a) record issuance of 67,000,000 common stock shares to the shareholders of Jin Wan Hong (BVI) in accordance with the Share Exchange Agreement, b) the reclassification of the Company’s accumulated deficit to paid-in capital as a result of recapitalization as if the merger occurred on June 30, 2019, c) to reclassify Jin Wang Hong Industrial’s paid in capital to additional paid in capital.

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